UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Moderate Allocation Portfolio	June 30, 2022
T. ROWE PRICE Moderate Allocation Portfolio

HIGHLIGHTS

■	The Moderate Allocation Portfolio underperformed its combined index portfolio benchmark and its Lipper peer group average for the six months ended June 30, 2022.

■	We expect a challenging economic and earnings environment, as persistent inflation and tightening monetary policy represent headwinds to growth and equity market returns. Given the range of potential paths for growth and inflation, our positioning remains cautious as we seek to hedge against more extreme outcomes such as stagflation and recession.

■	While equity valuations appear more reasonable after recent declines, we remain underweight stocks relative to bonds and cash. We reduced our overweight to U.S. large-cap value stocks to moderate the cyclical exposure of our equity allocation. We trimmed our position in short-term Treasury inflation-protected securities and added to cash as inflation expectations appear to have peaked amid aggressive Federal Reserve (Fed) tightening prospects.

■	We believe that the Moderate Allocation Portfolio’s diversification and flexibility to identify investment opportunities across sectors and regions should help us perform in a variety of market environments over the long term.

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Market Commentary

Dear Investor

Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.

After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.

Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.

Within the S&P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.

Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.

In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.

Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.

The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.

Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

FUND COMMENTARY

How did the fund perform in the past six months?

The Moderate Allocation Portfolio returned -18.28% in the six months ended June 30, 2022. The portfolio underperformed its combined index portfolio benchmark and its peer group, the Lipper Variable Annuity Underlying Mixed-Asset Target Allocation Moderate Funds Average. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Security selection within the portfolio’s underlying investments and exposure to diversifying sectors drove relative underperformance. U.S. stocks declined considerably in the first half of 2022 as investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices, and a hawkish Fed. With respect to security selection, the U.S. large-cap growth equity allocation was a notable detractor. Within the allocation, consumer discretionary, communication services, and information technology stocks performed worst, as rising interest rates hurt growth companies by reducing the present value of their future profits. Security selection within U.S. large-cap value equities also held back relative returns, driven by an underweight to the energy sector. Energy stocks produced extraordinary gains, particularly early in the period when oil and natural gas prices surged after many nations sanctioned Russia and made efforts to reduce reliance on Russian energy exports because of its invasion of Ukraine. Within fixed income, our U.S. investment-grade bond allocation hurt relative results. Yields rose sharply as the Fed has increased official short-term interest rates by 150 basis points since March in response to elevated inflation.

The inclusion of diversifying fixed income sectors detracted from relative returns, driven by exposure to emerging markets bonds. The sector declined as central banks in emerging countries raised interest rates to fight inflation and defend weakening currencies. Out-of-benchmark exposure to nondollar bonds also hurt relative performance, as a strengthening U.S. dollar over the period detracted from returns. Conversely, exposure to real assets stocks bolstered relative results as energy stocks produced extraordinary gains, as noted earlier. Although exposure to real assets was beneficial, an underweight allocation and security selection within the sector moderated this positive impact. We closed the underweight toward the end of the period and are now neutral to the sector.

Overall, tactical decisions to overweight and underweight asset classes modestly weighed on relative returns. Our underweight to equities lifted results as bonds held up better than equities for the period; however, an underweight to cash had an adverse impact, as negative returns in both equities and bonds trailed the modest gain from cash. Within equities, a favorable overweight allocation to U.S. large-cap value equities, which significantly outperformed growth equities for the period, proved favorable. An overweight to inflation-linked securities was also beneficial as elevated inflation pushed prices higher over the period.

How is the fund positioned?

As of June 30, 2022, we are underweight stocks relative to bonds. While equity valuations appear more reasonable after recent declines, we remain underweight stocks and cash relative to bonds. Stocks remain vulnerable to tightening Fed policy amid lingering inflation concerns as corporate earnings face pressure from a slowing economy. The Fed is focused on raising interest rates to combat inflation, with several rate hikes expected as the year progresses. Within fixed income, credit spreads appear more attractive in the wake of heightened risk-off sentiment. However tighter monetary policies from global central banks and persistent inflation could keep upward pressure on yields.

Stocks

On a regional basis, we are modestly overweight to international stocks, with a tilt toward emerging markets, relative to U.S. stocks given more reasonable valuations. However, Russia’s protracted assault on Ukraine will continue to weigh on the global growth outlook, global trade, and supply chain improvement. U.S. stocks generally have a growth orientation and are more susceptible to rising rates, but limited exposure to cyclical trends may prove beneficial should recession concerns worsen. We continue to be overweight to emerging markets stocks, which offer more compelling valuations relative to developed markets stocks. Pandemic-related lockdowns remain a near-term headwind in China, but the prospects of more significant policy support could boost the intermediate-term outlook for emerging markets broadly.

In the U.S., we trimmed our overweight to value-oriented equities. While value stocks remain relatively attractive, the gap with growth has narrowed, and the cyclical outlook has weakened. The stay-at-home tailwind that benefited growth stocks continues to fade, and equity valuations could be pressured by higher rates. We are overweight to U.S. small-cap stocks relative to larger companies. We believe small-cap equities offer attractive relative valuations and reasonable earnings growth. However, elevated input costs, wage pressures, and heightened market volatility could challenge performance.

We added to inflation-sensitive real assets equities and are now neutral to the asset class, which we believe can provide a hedge should inflationary pressures persist longer, or settle higher, than expected. Although commodity valuations are elevated, geopolitical risks and supply shortages are likely to endure over the near to medium term. The real estate sector remains attractive in the context of economic recovery as the sector offers income and an ability to raise rents, but equity prices remain vulnerable to rising rates.

Bonds

We believe that, in an environment of challenged equity returns, high yield bonds offer a compelling risk-adjusted return profile. We are overweight to high yield bonds given attractive yield and spread levels. High yield credit fundamentals are still strong, default risk remains low, and elevated commodity prices are supportive. Additionally, exposure to the energy sector, which makes up a significant portion of the high yield sector, should be beneficial.

We are modestly overweight to nondollar bonds, as the sector provides potential yield curve diversification, particularly given the differing paces with which various central banks are progressing with monetary policy tightening. While near-term risks remain that the U.S. dollar could strengthen further in a risk-off environment, nondollar bonds should benefit from more supportive currency dynamics over the intermediate term given narrowing growth and real interest rate differentials. We increased our exposure and are now overweight to dollar-denominated emerging markets bonds given attractive valuations and a growing number of idiosyncratic opportunities. However, geopolitical tensions, lingering coronavirus concerns, and fiscal pressures remain risks against the backdrop of higher U.S. interest rates and a stronger U.S. dollar.

What is portfolio management’s outlook?

Global equity and bond markets have been volatile, as stubbornly high inflation and rising interest rates have weighed on financial markets. The level of uncertainty in global markets remains high, and the ongoing war in Ukraine has exacerbated these risks. With inflation at multi-decade highs, the Fed has made fighting inflation its top priority, and central bank officials intend to pursue an aggressive pace of tightening to achieve their goal. The key question is whether the Fed and other major central banks will be able to tame inflation without stifling economic growth and causing a recession. While there have been signs in some markets that price pressures may be easing, we believe inflation will probably settle at uncomfortably high levels, likely above the Fed’s 2% long-term inflation target in a post-pandemic environment.

We expect a challenging economic and earnings environment as persistent inflation and tightening monetary policy represent headwinds to growth and equity market returns. Given the range of potential paths for growth and inflation, our positioning remains cautious as we seek to hedge against more extreme outcomes such as stagflation and recession. Other key risks to global markets include central bank missteps, persistent inflation, impacts of the Russia-Ukraine conflict, the potential for a sharp slowdown in global growth, and China’s balance between containing COVID and encouraging economic growth. In our view, these conditions contribute to a less compelling risk/reward trade-off between stocks and bonds in the near term, and we believe that a more modest allocation to equities may be prudent. In a dynamic market, we continue to assess when to add to equities, as we evaluate attractive long-term valuations and early indications of stabilization or improvement in macroeconomic conditions.

The elevated levels of volatility and uncertainty in global markets underscore the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces driving global financial markets, we believe the Moderate Allocation Portfolio’s broad diversification and the strength of T. Rowe Price’s fundamental research platform should help us perform in a variety of market environments over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Combined Index Portfolio: An unmanaged blended index benchmark composed of the following underlying indexes as of June 30, 2022: 60% stocks (42% Russell 3000 Index, 18% MSCI All-Country World ex USA Index Net), 30% bonds (Bloomberg U.S. Aggregate Bond Index), and 10% money market securities (FTSE 3-Month Treasury Bill Index).

Note: Bloomberg® and Bloomberg U.S. Aggregate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.

Note: Portions of the portfolio information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2022 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Source: MSCI. MSCI and its affiliates and third-party sources and providers (collectively, “MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. Historical MSCI data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

(Amounts in 000s)

SWAPS (0.0)%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
JPMorgan Chase, Protection Sold (Relevant Credit: Barclays Bank, A*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/24 (EUR)	10	–	–	–
Total Bilateral Credit Default Swaps, Protection Sold			–	–
Total Bilateral Swaps			–	–

Description	Notional Amount	$ Value	Initial $ Value	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS (0.0)%				
Credit Default Swaps, Protection Sold (0.0)%				
Protection Sold (Relevant Credit: Republic of Chile, A1*), Receive 1.00% Quarterly, Pay upon credit default, 6/21/27	140	(1)	2	(3)
Protection Sold (Relevant Credit: Republic of Indonesia, Baa2*), Receive 1.00% Quarterly, Pay upon credit default, 6/21/27	203	(3)	1	(4)
Protection Sold (Relevant Credit: United Mexican States, Baa2*), Receive 1.00% Quarterly, Pay upon credit default, 6/21/27	463	(15)	(1)	(14)
Total Centrally Cleared Credit Default Swaps, Protection Sold				(21)
Total Centrally Cleared Swaps				(21)
Net payments (receipts) of variation margin to date				20
Variation margin receivable (payable) on centrally cleared swaps			$	(1)

* Credit ratings as of June 30, 2022. Ratings shown are from Moody's Investors Service and if Moody's does not rate a security, then Standard & Poor's (S&P) is used. Fitch is used for securities that are not rated by either Moody's or S&P.

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($000s)

		6 Months Ended 6/30/22
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $67)	$	1,536
Interest		398
Securities lending		5
Total income		1,939
Expenses		
Investment management and administrative expense		831
Waived / paid by Price Associates		(181)
Net expenses		650
Net investment income		1,289
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		2,982
Futures		(720)
Swaps		(70)
Forward currency exchange contracts		5
Foreign currency transactions		(14)
Net realized gain		2,183
Change in net unrealized gain / loss		
Securities		(41,053)
Futures		(162)
Swaps		(21)
Forward currency exchange contracts		4
Other assets and liabilities denominated in foreign currencies		(10)
Change in net unrealized gain / loss		(41,242)
Net realized and unrealized gain / loss		(39,059)
DECREASE IN NET ASSETS FROM OPERATIONS	$	(37,770)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	6 Months Ended 6/30/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,289	$ 2,054
Net realized gain	2,183	19,999
Change in net unrealized gain / loss	(41,242)	(2,456)
Increase (decrease) in net assets from operations	(37,770)	19,597
Distributions to shareholders		
Net earnings	(1,268)	(21,441)
Capital share transactions*		
Shares sold	7,955	18,455
Distributions reinvested	1,268	21,441
Shares redeemed	(12,811)	(29,626)
Increase (decrease) in net assets from capital share transactions	(3,588)	10,270
Net Assets		
Increase (decrease) during period	(42,626)	8,426
Beginning of period	209,296	200,870
End of period	**$ 166,670**	**$ 209,296**
*Share information (000s)		
Shares sold	393	758
Distributions reinvested	65	959
Shares redeemed	(628)	(1,235)
Increase (decrease) in shares outstanding	(170)	482

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Moderate Allocation Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. Shares of the fund are currently offered only to insurance company separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of June 30, 2022, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of June 30, 2022, securities valued at $527,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 8% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and interest rates; and, for options written, the potential for losses to exceed any premium received by the fund. During the six months ended June 30, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of June 30, 2022, the notional amount of protection sold by the fund totaled $816,000 (0.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also invests in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of June 30, 2022, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2022, the value of loaned securities was $744,000; the value of cash collateral and related investments was $789,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $56,355,000 and $58,415,000, respectively, for the six months ended June 30, 2022. Purchases and sales of U.S. government securities aggregated $43,714,000 and $44,664,000, respectively, for the six months ended June 30, 2022.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2022, the cost of investments for federal income tax purposes was $151,898,000. Net unrealized gain aggregated $15,660,000 at period-end, of which $30,507,000 related to appreciated investments and $14,847,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.90% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest expense; expenses related to borrowing, taxes, and brokerage; or nonrecurring expenses. Effective July 1, 2018, Price Associates has contractually agreed, at least through April 30, 2023 to waive a portion of its management fee in order to limit the fund’s management fee to 0.85% of the fund’s average daily net assets. Thereafter, this agreement automatically renews for one-year terms unless terminated or modified by the fund’s Board. Fees waived and expenses paid under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $46,000 for the six months ended June 30, 2022.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended June 30, 2022, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades and for the cost of brokerage commissions embedded in the cost of the fund’s foreign currency transactions. These agreements may be rescinded at any time. For the six months ended June 30, 2022, these reimbursements amounted to $4,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Approval of New Subadvisory Agreement

At a meeting held on February 2, 2022 (February 2022 Meeting), the fund’s Board of Directors (Board) considered the initial approval of a new investment subadvisory agreement (TRPHK Subadvisory Contract) that the fund’s investment adviser, T. Rowe Price Associates, Inc. (Price Associates), entered into with T. Rowe Price Hong Kong Limited (Price Hong Kong) on behalf of the fund. The TRPHK Subadvisory Contract authorizes Price Hong Kong to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the TRPHK Subadvisory Contract will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers and that Price Associates will retain oversight responsibilities with respect to the fund. The Board also noted that the new subadvisory arrangement will not change the total advisory fees paid by the fund. However, under the TRPHK Subadvisory Contract, Price Associates may pay Price Hong Kong up to 60% of the advisory fees that Price Associates receives from the fund.

At the February 2022 Meeting, the Board reviewed materials relevant to its consideration of the proposed TRPHK Subadvisory Contract. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and Price Associates. At the time of the February 2022 Meeting, the fund’s Advisory Contract had most recently been approved by the Board at a meeting held on March 8–9, 2021 (March 2021 Meeting). The factors considered by the Board at the February 2022 Meeting in connection with approval of the proposed TRPHK Subadvisory Contract were substantially similar to the factors considered at the March 2021 Meeting in connection with the approval to continue the Advisory Contract. A discussion of the basis for the Board’s approval of the Advisory Contract at the March 2021 Meeting had been included in the fund’s annual shareholder report for the period ended June 30, 2021.

Following discussion at the February 2022 Meeting, the Board, including all of the fund’s independent directors, approved the TRPHK Subadvisory Contract between Price Associates and Price Hong Kong on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the TRPHK Subadvisory Contract effective February 3, 2022, with the initial term extending through April 30, 2024. The independent directors were assisted in their evaluation of the TRPHK Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

Continuation of Investment Management Agreement and Subadvisory Agreement

At a meeting held on March 7–8, 2022 (March 2022 Meeting), the fund’s Board considered the continuation of the Advisory Contract between the fund and Price Associates, as well as an investment subadvisory agreement (TRPIM Subadvisory Contract) that Price Associates has entered into with T. Rowe Price Investment Management, Inc. (TRPIM) on behalf of the fund, which became effective on March 7, 2022. At the March 2022 Meeting, the Board did not consider the continuation of the TRPHK Subadvisory Contract in place on behalf of the fund since that agreement was recently approved at the February 2022 Meeting and does not expire until April 30, 2024. At the March 2022 Meeting, the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and TRPIM Subadvisory Contract. The Board considered the factors and reached the conclusions described below relating to the selection of Price Associates and TRPIM and the approval of the Advisory Contract and TRPIM Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and TRPIM Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Price Associates was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and TRPIM Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the March 2022 Meeting but also the knowledge gained over time through interaction with Price Associates and TRPIM about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by Price Associates and TRPIM

The Board considered the nature, quality, and extent of the services provided to the fund by Price Associates and the services that will be provided by TRPIM effective March 7, 2022. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of Price Associates’ and TRPIM’s senior management teams and investment personnel involved in the management of the fund, as well as Price Associates’ compliance record. The Board noted that the TRPIM Subadvisory Contract authorizes TRPIM, subject to oversight by Price Associates, to have investment discretion with respect to all or a portion of the fund’s portfolio. However, there will be information barriers between investment personnel of Price Associates and TRPIM that restrict the sharing of certain information, such as investment research, trading, and proxy voting. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by Price Associates and to be provided by TRPIM.

Investment Performance of the Fund

The Board took into account discussions with Price Associates and reports that it receives throughout the year relating to fund performance. In connection with the March 2022 Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by Price Associates under the Advisory Contract and other direct and indirect benefits that Price Associates (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that Price Associates bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by Price Associates from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that Price Associates’ profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. However, the fund has a contractual limitation in place whereby the Adviser has agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.85% of the fund’s average daily net assets. Any fees waived under this management fee waiver agreement are not subject to reimbursement to the Adviser by the fund. Under the TRPIM Subadvisory Contract, Price Associates may pay TRPIM up to 60% of the advisory fees that Price Associates receives from the fund. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds and has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. Because the fund serves as an underlying option to variable annuity products, the all-inclusive fee structure is utilized to create certainty for the annuity providers’ overall pricing decisions and disclosures. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (all of which generally reflect the all-inclusive management fee rate and do not deduct the operating expenses paid by the Adviser as part of the overall management fee) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fifth quintile (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the fourth quintile (Expense Group and Expense Universe).

Management provided the Board with additional information with respect to the fund’s relative management fees and total expenses ranking in the fourth and fifth quintiles and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by Price Associates and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about Price Associates’ responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that Price Associates’ mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with Price Associates’ proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for Price Associates to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that Price Associates generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and TRPIM Subadvisory Contract

As noted, the Board approved the continuation of the Advisory Contract and TRPIM Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and TRPIM Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022